                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): 04/26/2005

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-09645

                  TX                                         74-1787539
    (State or Other Jurisdiction of                       (I.R.S. Employer
    Incorporation or Organization)                      Identification No.)

                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

                       Items to be Included in this Report

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 29, 2005 Clear Channel Communications, Inc. issued a press release announcing its earnings for the quarter ended March 31, 2005.

         The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.03     AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
              YEAR.

         On April 26, 2005, the Board of Directors of Clear Channel Communications, Inc. (the "Company") approved the Fourth Amended and Restated By-Laws of the Company which became effective immediately.

         The Fourth Amended and Restated By-Laws amended the Company's Third Amended and Restated By-Laws as follows:

         - the registered agent of the Company was changed from L. Lowry Mays to Mark P. Mays;

         - the description of the duties and responsibilities of various officers of the Company under Article VII of the By-Laws was changed;

         - the office of Chairman of the Board and the office of Chief Executive Officer were separated;

         -    the office of Vice Chairman was eliminated; and

         - the provision addressing the procedure for the removal of directors was changed to allow shareholders to remove directors only for cause;

         - the Chief Executive Officer was granted the authority to call special board and shareholder meetings, sign stock certificates, and accept resignations of other officers and directors;

         - the number of shares of the Company's common stock that must be held by holders seeking to call a special meeting of the shareholders was increased from 10% to 30%;

         - a new Article IX providing the Company's officers and directors with the right to indemnification and the advancement of expenses to the fullest extent authorized or permitted by applicable law and certain other related rights was created (the Third Amended and Restated By-Laws of the Company, while providing officers, directors and employees of the Company with the right to limited indemnification, did not require indemnification or the advancement of expenses to the fullest extent authorized or permitted by applicable law).

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

           3.1 Fourth Amended and Restated By-Laws of Clear Channel Communications, Inc.

           99.1 Press Release of Clear Channel Communications, Inc. issued April 29, 2005.



                                  Signature(s)

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                    CLEAR CHANNEL COMMUNICATIONS, INC.

         Date: April 29, 2005       By: /S/ HERBERT W. HILL, JR.
                                        ----------------------------------------
                                         Herbert W. Hill, Jr.
                                         Sr. Vice President/Chief Accounting
                                         Officer

                                INDEX TO EXHIBITS

3.1 Fourth Amended and Restated By-Laws of Clear Channel Communications, Inc.

99.1 Press Release of Clear Channel Communications, Inc. issued April 29, 2005.